UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025

GLOBAL ACQUISITIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24970	88-0203976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 N. Town Center Dr #160 Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 400-4005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.02 Unregistered Sales of Equity Securities.

The information contained below in Item 5.02 related to CFO Warrants (as defined below) is hereby incorporated by reference into this Item 3.02 by reference in its entirety.

On March 6, 2025, the Board of Directors of Global Acquisitions Corporation (the “Company”, “we” and “us”), granted (a) warrants to purchase 500,000 shares of common stock to Justin Gimblestob and (b) warrants to purchase 250,000 shares of common stock to Darren Cahill, two consultants of the Company, in consideration for agreeing to provide advisory services to the Company (collectively, the “Consulting Warrants”, and together with the CFO Warrants, the “Warrants”). The Consulting Warrants have an exercise price of $1.70 per share and a term of five years. The Consulting Warrants vest immediately and are exercisable 1/2 on March 6, 2025 and 1/2 on September 6, 2026. The Consulting Warrants also allow for cashless exercises and customary anti-dilution rights for stock splits, dividends and similar transactions.

The Company claims an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of the Securities Act of 1933, as amended, for the grant of the Warrants since the foregoing grant did not involve a public offering, the recipients took the securities for investment and not resale, and we took appropriate measures to restrict transfer. The securities are subject to transfer restrictions, and the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

If exercised in full a maximum of 100,000 shares of common stock would be issuable upon exercise of the CFO Warrants and 750,000 shares of common stock would be issuable upon exercise of the Consulting Warrants.

The foregoing description of the Consulting Warrants is not completed and is qualified in its entirety by reference to the full text of the Consulting Warrants, which are filed as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K and incorporated by reference into this Item 3.02 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)/(c) Appointment of Chief Financial Officer (Principal Accounting/Financial Officer)

Effective on March 6, 2025, the Board of Directors of the Company, appointed Shawn Cable as the Chief Financial Officer (Principal Accounting/Financial Officer) of the Company (the “Appointment”), which Appointment was effective as of the same date. As a result of the Appointment, Ronald Boreta, the Chief Executive Officer (Principal Executive Officer) of the Company, stepped down from the role of Principal Accounting/Financial Officer and Treasurer of the Company, also effective on March 6, 2025.

Mr. Cable is not party to any material plan, contract or arrangement (whether or not written) with the Company, except for the Warrant Agreement evidencing the CFO Warrants (discussed and described below), and there are no arrangements or understandings between Mr. Cable and any other person pursuant to which Mr. Cable was selected to serve as a director or officer of the Company, nor is Mr. Cable a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K. There are no family relationships between any director or executive officer of the Company, including Mr. Cable.

Biographical information for Mr. Cable is provided below:

Shawn Cable, age 52:

Mr. Cable has served as the Chief Financial Officer for both the Andre Agassi Foundation for Education, a 501 (c)(3) not-for-profit, private charity, an educational organization dedicated to transforming U.S. public education for underserved youth (the “Agassi Foundation”) and Agassi Enterprises Inc. (“Agassi Enterprises”) since 2008, and has also served as Secretary and Director of Agassi Enterprises since October 2009 and Treasurer of the Agassi Foundation since October 2009. Mr. Cable also currently serves as Chief Financial Officer of Blueprint Sports & Entertainment LLC, which provides software and services to Athletic Departments and Conferences, which position he has held since October 2022.

Prior to that, Mr. Cable worked for Syncon Homes, a regional real estate developer focused on residential homebuilding, commercial & golf course properties, where he was the Corporate Controller for all divisions. His primary responsibilities were financial reporting, project analysis and working with government agencies. Before Syncon Homes, Mr. Cable worked for a number of both publicly-held and private real estate development companies focused on residential and commercial development throughout the United States.

Mr. Cable earned his Bachelor of Science degree in Business Administration (Finance) from the University of Nevada, Las Vegas (UNLV) in 1995 and in 2000, earned his Masters in Business Administration, from UNLV.

The Company has agreed to pay Mr. Cable $75,000 per year, and to grant Mr. Cable warrants to purchase 100,000 shares of common stock with an exercise price of $1.70 per share and a term of five years. The warrants vest immediately and are exercisable 1/2 on March 6, 2025 and 1/2 on September 6, 2026 (the “CFO Warrants”). The CFO Warrants also allow for cashless exercises and customary anti-dilution rights for stock splits, dividends and similar transactions.

The foregoing description of the CFO Warrant is not completed and is qualified in its entirety by reference to the full text of the form of CFO Warrants, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1*	Global Acquisitions Corporation, Warrant to Purchase Common Stock dated March 6, 2025, issued to Shawn Cable
4.2*	Global Acquisitions Corporation, Warrant to Purchase Common Stock dated March 6, 2025, issued to Justin Gimblestob
4.3*	Global Acquisitions Corporation, Warrant to Purchase Common Stock dated March 6, 2025, issued to Darren Cahill
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Acquisitions Corporation

	By:	/s/ Ronald S. Boreta
Date: March 11, 2025	Name:	Ronald S. Boreta
	Title:	Chief Executive Officer